      As filed with the Securities and Exchange Commission on June 9, 1998
                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 --------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                    KTI, INC.
               (Exact Name of Issuer as Specified in its Charter)

             NEW JERSEY                                          22-2665282
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                               7000 BOULEVARD EAST
                          GUTTENBERG, NEW JERSEY 07093
               (Address of Principal Executive Offices, Zip Code)

                  KTI, INC. 1994 LONG-TERM INCENTIVE AWARD PLAN
                            (FULL TITLE OF THE PLAN)

                             ROBERT E. WETZEL, ESQ.
                                    KTI, INC.
                             C/O 7000 BOULEVARD EAST
                          GUTTENBERG, NEW JERSEY 07093
                     (Name and Address of Agent for Service)
                                TELEPHONE NUMBER,
                              INCLUDING AREA CODE,
                              OF AGENT FOR SERVICE:
                                 (201) 854-7777

                         CALCULATION OF REGISTRATION FEE

===============================================================================================================================
                                                                     Proposed              Proposed
               Title of                                               Maximum              Maximum
              Securities                        Amount               Offering             Aggregate             Amount of
                 to be                           to be                 Price               Offering           Registration
              Registered                      Registered(1)         Per Share(2)            Price                  Fee
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value                      883,333               $21.94              $19,378,118           $5,716.54
                                                 Shares
===============================================================================================================================

(1) An undetermined number of additional shares may be issued if the anti-dilution adjustment provisions of the plan become operative.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and (h) under the Securities Act of 1933 on the basis of the average of the high and low prices of the Common Stock as reported on the NASDAQ National Market on June 3, 1998.

         The contents of the Registration Statement on Form S-8 (Registration No. 333-34327) filed by KTI, Inc. (the "Company") with the Securities and Exchange Commission on August 25, 1997 to register common stock to be issued pursuant to the KTI, Inc. 1994 Long-Term Incentive Award Plan (the "Plan") are hereby incorporated herein by reference. This Registration Statement is being filed to increase the number of shares registered pursuant to the Long-Term Incentive Plan by 883,333 shares.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Guttenberg, State of New Jersey, on the dates indicated.

                                             KTI, INC.

                                             By:      /s/ Ross Pirasteh
                                                      Ross Pirasteh
                                                      Chairman of the Board
                                             Date:    May 28, 1998

                                             By:      /s/ Martin J. Sergi
                                                      Martin J. Sergi
                                                      President
                                             Date:    May 27, 1998

                                POWER OF ATTORNEY

         Each person whose individual signature appears below hereby authorizes Ross Pirasteh and Martin J. Sergi, and each of them, with full power of substitution and full power to act without the other, his or her true and lawful attorney-in-fact and agent in his or her name, place and stead, to execute in the name and on behalf of such person, individually and in each capacity stated below, and to file any and all post-effective amendments.

         Pursuant to the requirements of the Security Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE                                          TITLE                                   DATED
/s/ Ross Pirasteh                                  Chairman of the Board of                May 28, 1998
---------------------------                        Directors (Principal Executive
Ross Pirasteh                                      Officer)

/s/ Martin J. Sergi                                Vice Chairman of the Board of           May 27, 1998
---------------------------                        Directors, President and
Martin J. Sergi                                    Chief Financial Officer (Chief
                                                   Financial and Accounting Officer
                                                   and Principal Executive Officer)

                                                   Director
---------------------------
Dibo Attar

SIGNATURE                                          TITLE                                   DATED
/s/ Kenneth Choi                                   Director                                May 27, 1998
---------------------------
Kenneth (Kook Joo) Choi

/s/ Paul Kleinaitis                                Director                                May 27, 1998
---------------------------
Paul Kleinaitis

/s/ Jack Polak                                     Director                                May 28, 1998
---------------------------
Jack Polak

                                                   Director
---------------------------
Wilbur L. Ross

                                  EXHIBIT INDEX

Exhibit Number                     Description

4.1 Certificate of Amendment to Registrant's Restated Certificate of Incorporation, filed May 14, 1997 (incorporated by reference to Exhibit 4.2 to Registrant's Registration Statement on Form S-3, No. 333-28067, filed with the Commission on May 30, 1997).

4.2 Certificate of Amendment to Registrant's Restated Certificate of Incorporation, filed June 2, 1997 (incorporated by reference to Exhibit 4.1 to Registrant's Current Report on Form 8-K, dated June 4, 1997).

4.3 Certificate of Amendment to Registrant's Restated Certificate of Incorporation, filed August 8, 1997 (incorporated by reference to Exhibit 4.1 to Registrant's Current Report on Form 8-K, dated August 15, 1997).

4.4 Certificate of Correction to Certificate of Amendment to Registrant's Restated Certificate of Incorporation, filed October 31, 1997 (incorporated by reference to Exhibit 4.4 to Registrant's Registration Statement on Form S-3, No. 333-44507, filed with the Commission on February 11, 1998).

4.5 Certificate of Amendment to Registrant's Restated Certificate of Incorporation, filed May 20, 1998.

4.6 The Company's By-Laws (incorporated herein by reference to an Exhibit to the Company's Form 10-K for the year ended December 31, 1996).

5.1 Opinion (including consent) of McDermott, Will & Emery as to the legality of the securities being offered.

23.1              Consent of Ernst & Young LLP.

23.2              Consent of McDermott, Will & Emery (included in Exhibit 5.1).

24.1              Power of Attorney (included on signature page).